TPC Group

TPC Group

Butadiene | Butene-1 | Isobutylenes | Raffinates

A leader in service-based processing, infrastructure and logistics for the C 4 hydrocarbons industry. C4 Hydrocarbons Exhibit 99.1

Forward-Looking Statements & Non-GAAP Financial Measures
This presentation may contain “forward-looking statements” within the meaning of the securities laws.
These statements include assumptions, expectations, predictions, intentions or beliefs about future events, particularly statements that may relate to future operating results, existing and expected competition, market factors that may impact financial performance, and plans related to strategic alternatives or future expansion activities and capital expenditures.  Although TPC Group believes that such statements are based on reasonable assumptions, no assurance can be given that such statements will prove to have been correct. A number of factors could cause actual results to vary materially from those expressed or implied in any forward-looking statements, including risks and uncertainties such as volatility in the petrochemicals industry, limitations on the Company’s access to capital, the effects of competition, leverage and debt service, general economic conditions, litigation and governmental investigations, and extensive environmental, health and safety laws and regulations. More information about the risks and uncertainties relating to TPC Group and the forward-looking statements are found in the Company’s SEC filings, including the Transition Report on Form 10-K, which are available free of charge on the SEC’s website at http://www.sec.gov
.  TPC Group expressly disclaims any obligation to update any forward-
looking statements contained herein to reflect events or circumstances that may arise after the date of this presentation.
This presentation may also include non-GAAP financial information.  A reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures, as well as additional detail regarding the utility of such non-GAAP financial information, is included in the Appendix.

Cash Flow
Service Fees
Operational Efficiency
Volume Growth
3
Market Leader in
C4 Hydrocarbons
Growing end-user
markets
Unique logistics
and infrastructure
Disciplined,
experienced
management
Value Proposition
Stable, consistent
cash flows
Stable, consistent
cash flows
High Return on
Invested Capital
High Return on
Invested Capital
Value Creation for
Shareholders
Value Creation for
Shareholders
Growth in fees
and margins
Value Drivers
Capital
Investment
On Purpose Butadiene
On Purpose Isobutylene
Direct Alignment with Shareholders

Fuels & Blending
Company Overview
4
C4 Processing
Butadiene Sales Volumes
North America
Gross Profit ($MM)
$250
Volumes (MMlbs)
2,538
Gross Profit (¢/lb)
9.8
Performance Products
PIB Capacity
North America
Companies: Ineos
Lubrizol, Oronite, Infinium
Merchant
Captive
Highly Reactive Conventional
Companies: Exxon, Ineos,
Lanxess, Lyondell, Sabina, Shell
TPC Group
Products Segment Vol. Uses
BD 47% Rubber, Nylons
B-1
10% Plastics, Fuels
Raffinates 37% Fuels
MTBE 6% Fuels
Gross Profit ($MM)
$82
Volumes (MMlbs)
628
Gross Profit (¢/lb)
13.0
Products Segment Vol. Uses
PIB
32% Lube & Fuel Additives
DIB 15% Surfactants,plastics,resins
HPIB 18% Rubber,additives,coatings
Prop Deriv 35% Surfactants
TPC
30%
A
21%
B
15%
C
15%
E
7%
TPC
28%
A
25%
B
20%
C
18%
D
9%
F
4%
(LTM September 2011)
Revenue: $2,670 MM Gross Profit/lb:  11.2 ¢/lb
Gross Profit: $   332 MM Debt:                  $348 MM
EBITDA: $   160 MM Cash:           $  82 MM
CFO-Cap Ex: $     53 MM Shares Outstanding:
ROIC: 13.7% Market Capitalization:
Volume: 3,167 MMlbs
15.6 MM
$314 MM

TPC Group

Suppliers
Formosa Plastics
NOVA Chemicals
ExxonMobil Chemical
FLINT HILLS resources
DOW
DUPONT
EASTMAN
Monomers
Markets
Customers
NOVA Chemicals
INVISTA
Formosa Plastics
Afton
LANXESS
Firestone
GOODYEAR
TPC C4 Infrastructure
Storage
Storage

What we do—C4 Processing and Logistics Infrastructure
BD
BD
BD
BD
BD
BD
BD
BD
BD
BD
B1
B1
B2
B2
iBL
iBL
Bn
Bn
Ethylene
Steam Cracker
Mixed C4 Coproduct
Logistics and Infrastructure
Pipeline - Barge - Railcar
Separation
Purification
BD
BD
BD
BD
BD
BD
BD
BD
BD
BD
B1
B1
B2
B2 iBL
iBL
Bn
Bn
Purified C4 Components
Ot
Ot
5
A leading service-based processor and infrastructure and logistics provider of value-added products derived from C

hydrocarbons
Elastomers Plastics Fuels Nylons

TPC Group

Isobutylene Derivatives

Propylene Derivatives

What we do - Performance Products
Isobutylene
High Purity Isobutylene (HPIB)
Diisobutylene (DIB)
Polyisobutylene – (PIB,HR-PIB)
Propylene
Nonene
Tetramer
iBL
6
Stable, contractual business model focused on growth in profitable downstream derivatives
Surfactants
Sealants
Surfactants
Fuel & Lube
Additives
Plasticizers
Antioxidants
Plasticizers
Performance Products
Performance Products
iBL
iBL
iBL
iBL
iBL iBL
iBL

Service Based Fee Business Model

Butadiene (BD) 47%
Butylenes:
•
Butene-1 (B-1)
• Raffinates
10%
High Purity
Isobutylene
18%
Nonene
Tetramer
35%
Customers-Contractual, fixed service fees*
Suppliers-Processing fee with energy pass-through
Buy at %ULR, Sell at ULR + NG + Fee
Buy at %ULR, Sell at Butane + NG + Fee
Fixed Fee
37%
Buy at %ULR, Sell at higher %ULR
PIB
DIB
32%
15%
Buy at Butane, Sell at Butane + NG + Fee
100%
100%
80%
100%
75%
60%
60%
*BD price does not affect margins
Product
% Segment
Contractual Fee Structure
% Contract

Strong, Sustainable Cash Flow

1
excludes Dehydro assets
Strategic
Location
(US “Petrochemical
Corridor”)
Considerable
Barriers to Entry
Long Standing, Integrated
Relationships
Unique, Scalable
Infrastructure
($120/share)¹
Replacement Value
Sole Independent
Merchant Processor

TPC is transforming to unlock opportunities

Future
Strategically-driven
Market Leader
Service-based infrastructure
and logistics business
model
Driving a performance-based
culture
Operational excellence focus
Expanded profit streams
Diverse business models
Natural gas liquids
economics
Strong performance culture
- ownership mentality
- results driven
Fully utilized asset base
Strategically-driven
Market Leader
Services, infrastructure &
processing business model
Driving a performance-based
culture
Operational excellence focus
Tactically-driven
“Me-too” player
Toll-processing business
Present
Past
model

Our strategy is based on compelling fundamentals

Excellent Long-
Term Market
Fundamentals
Idled Assets and
Scalable
Infrastructure
Able to
Be Deployed
Key Products in
Structural Short
Supply
Cost-Advantaged
Raw Materials
(NGLs) in
Plentiful Supply

Key Products in Structurally Short Supply
Source: CMAI Source: CMAI
Low-cost Ethane from NGLs resulting from Shale Drilling
Causing shift from heavier (e.g. Naptha) to lighter (e.g. Ethane)
Ethylene Cracker Feedstocks
NA Ethylene Industry
now Globally
Competitive
Ethylene Production
now generates less Co-
Products, particularly
Butadiene
1,124 1,118
1,131
822
W. Europe SE Asia NE Asia U.S. Ethane
World Ethylene Cash Cost
($/Metric Ton)
17.7%
8.7%
7.2%
2.5%
Naphtha Butane Propane Ethane
Butadiene to Ethylene Ratio

Strategy Going Forward

Meet the Growing Demand for
On-Purpose Butadiene and
Isobutylene
Our strategies could result in a 2x-3x increase in EBITDA in five years
•
Restart dehydrogenation assets
and rebuild proprietary OXO-D™
assets for on-purpose butadiene
production
•
Restart dehydrogenation assets
for on-purpose isobutylene
production
Excellent
Long-Term
Market
Fundamentals
Idled Assets
and Scalable
Infrastructure
Able to
Be Deployed
Key Products in
Structural Short
Supply
Cost-
Advantaged
Raw Materials
(NGLs) in
Plentiful
Supply

Profit growth a result of service-based model 13 96.3 58.6 89.5 159.6 2008 2009 2010 LTM Sept- 11 Adjusted EBITDA ($MM) 0.7% 4.4% 8.4% 13.7% 2008 2009 2010 LTM Sept- 11 ROIC

Value Proposition
Direct Alignment with Shareholders
Market Leader in
C4 Hydrocarbons
Unique logistics
and infrastructure
Growing end-user
markets
Disciplined,
experienced
management
Service Fees
Operational Efficiency
Volume Growth
On Purpose Butadiene
On Purpose Isobutylene
Stable, consistent
cash flows
Growth in fees
and margins
Value Drivers
Cash Flow
Capital
Investment
High Return on
Invested Capital
Value Creation for
Shareholders

Appendix 15

SEC Disclosure Information

Reconciliation of Adjusted EBITDA to Net Income
9/30/2011 6/30/2011 3/31/2011 12/31/2010 9/30/2010
Net income (loss) 9.4 $          34.3 $        11.4 $        (0.7) $        12.8 $
Income tax expense 6.4             17.7           5.7             (1.6)           6.9
Interest expense, net 8.6 8.6 8.4 11.1 3.2
Depreciation and amortization 10.0 10.4 10.0 9.9 9.8
Adjusted EBITDA 34.4 $        71.0 $        35.5 $        18.7 $        32.7 $
Quarter Ended
(Unaudited, in millions)
(*) Adjusted EBITDA is presented and discussed herein because management believes it enhances understanding by investors and lenders of the Company’s financial performance.  Adjusted EBITDA is not a measure computed in accordance with GAAP.  Accordingly it does not represent cash flow from operations, nor is it intended to be presented herein as a substitute for operating income or net income as indicators of the Company’s operating performance.  Adjusted EBITDA is the primary performance measurement used by senior management and our Board of Directors to evaluate operating results of, and to allocate capital resources between, our  business segments.  We calculate Adjusted EBITDA as earnings before interest, taxes, depreciation and amortization (EBITDA), which is then adjusted to remove or add back certain items.  The items removed or added back have historically consisted of items we consider to be non-recurring in nature and which we believe distort comparability between periods.  There were no such items identified in the Reconciliations of Adjusted EBITDA to Net Income
for the periods presented above. Our calculation of Adjusted EBITDA may be different from calculations used by other companies; therefore, it may not be comparable to other companies.

Glossary
C4 hydrocarbons – a mixture of four carbon hydrocarbon molecules
BD – 1,3 Butadiene, C
4
H
6
B-1 – Butene-1, C
4
H
8
B-2 – Butene-2, C
4
H
8
Isobutylene – Isobutene, C
4
H
8
Butane – Normal Butane or Isobutane, C
4
H
10
Hydrocarbon – compounds containing carbon and hydrogen bonded together
Olefins – carbon molecules containing a double bond, unsaturated hydrocarbons.
Paraffins - carbon molecules containing only single bonds, saturated hydrocarbons.
Butylenes – generic name for the olefins Butene-1 or Butene-2 or Isobutene
Raffinate – mixture of butylenes and butanes
ULR – US Gulf Coast Unleaded Gasoline Price
NG – Natural Gas
HR PIB – Highly Reactive PIB
17